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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 1, 2005


                                  CYBRDI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                           --------------------------
                           (Former Name of Registrant)


                                   California
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                (State or Other Jurisdiction of Incorporation)


              0-9081                                      95-2461404
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      (Commission File Number)                 (IRS Employer Identification No.)


        401 Rosemont Avenue
           Frederick, MD                                     21701
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (301) 644-3901
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              (Registrant's Telephone Number, Including Area Code)


           1545 Sawtelle Blvd. Suite 12 Los Angeles, California 90025
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 1, 2005 the Company engaged the services of Bagell, Josephs & Company, LLC as its new certifying accountant.

The Company has not used the services of the new auditors prior to their appointment. However, Bagell, Josephs & Company were the auditors for Cybrdi, Inc., a Maryland corporation, which was acquired by the Company as part of an Agreement and Plan of Merger entered into between the Company and Cybrdi, Inc.

The Company has not consulted with Bagell, Josephs & Company regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement.

The Company provided Bagell, Josephs & Company with a copy of the foregoing disclosure. Attached as Exhibit 16.1 is a copy of their letter stating its agreement with such statements.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1              Bagell, Josephs & Company





















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 1,  2005

                                                  CYBRDI, INC.

                                                  By:  /s/Yanbiao Bai
                                                       ------------------------
                                                       Yanbiao Bai
                                                       President




































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